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                                                                Exhibit 99.9

                         DIRECTOR APPOINTMENT AGREEMENT
                                October 30, 1998


         THIS DIRECTOR APPOINTMENT AGREEMENT ("Agreement") is made, entered into, executed and consummated effectively this 30th day of October, 1998 ("Effective Date"), by and among Compost America Holding Company, Inc., a New Jersey corporation (the "Company"); Lionhart Global Appreciation Fund, Ltd., an international business company organized under the laws of the British Virgin Islands ("Lionhart"); and, the Compost Stockholders (as that term is defined under Recital Paragraph 3 of this Agreement).

                                    Recitals:

         1. On or about October 30, 1998, the Company, Miami Recycling and Composting Co., Inc. ("Miami") and Bedminster Seacor Services Miami Corporation ("Bedminster"), and Lionhart, together with Lionhart Investments, Ltd. ("LHI") and Lionhart EarthFund Partners, L.L.C. ("LEP"), entered into, executed and consummated a "Credit, Capitalization and Financing Agreement" ("CCF Agreement"), which is hereby incorporated by reference.

         2. On or about November 3, 1997, the Company, Wasteco Ventures Limited ("Wasteco"), Robert J. Longo ("Longo"), Roger E. Tuttle ("Tuttle"), John B. Fetter ("Fetter"), Robert E. Wortmann ("R. Wortmann"), Victor D. Wortmann ("V. Wortmann"), VRH Construction Company ("VRH"), Select Acquisitions, Inc. ("Select") and Alfred A. Rattie ("Rattie"), entered into, executed and consummated a "Stockholders' Agreement" ("Stockholders' Agreement"), which is hereby incorporated by reference. On or about December 12, 1997, the Company, Wasteco, Long, Tuttle, Fetter, R. Wortmann, V. Wortmann, VRH, Select and Rattie entered into, executed and consummated a "First Amendment to Stockholders' Agreement" ("First Amendment"), and thereby amended the Stockholders' Agreement.

         3. The term "Compost Stockholders," for purposes of this Agreement, unless otherwise defined or indicated by the context thereof, shall mean and include AW Compost Partners, L.L.C., and Wasteco, Long, Tuttle, Fetter,
R. Wortmann, V. Wortmann, VRH, Select and Rattie.

         4. Pursuant to the CCF Agreement, and as a material part of the consideration in providing or arranging for, or otherwise underwriting or participating in the underwriting of, the credit, capitalization and financing arrangements for the Company, Miami and Bedminster, the Credit Agreement provides that Lionhart is to be granted the right by Compost to designate one
(1) qualified director to sit as a standing member on and for the Company's Board of Directors and Finance Committee.

         5. The Company's By-laws provide currently for a nine (9) member Board of Directors, of which there is presently one (1) vacancy on the Company's Board of Directors ("Vacancy").

         NOW, THEREFORE, in consideration of the mutual and dependent promises set forth in this Agreement, the Company, Lionhart and the Compost Shareholders hereby agree as follows:

                                   Agreement:

         Section 1. Board/Committee Appointment. The Company and the Compost Stockholders hereby promise and covenant, and hereby agree with Lionhart, and hereby represent and warrant to Lionhart, that, during the Term of this
Agreement:

              1.01. Subject to the terms and conditions set forth in Section 2 hereof, Lionhart shall have exclusive right and duty, subject to and as specifically provided under Section 1.03, to designate, elect, qualify, appoint, remove, substitute, replace and otherwise control one (1) person, including all successors thereto (by the death, disability, retirement, resignation, removal or subsequent election of any predecessor thereto) ("Lionhart Appointee"), who is, shall be and shall remain as 1) a director of and on the Board of Directors of the Company ("Board") and 2) a standing member of and on the Finance Committee of the Company ("Finance Committee"), until any such Lionhart Appointee is removed or until Lionhart designates, elects and otherwise appoints any successor Lionhart Appointee thereof (pursuant to the terms and subject to the conditions of this Agreement).


                                                           Page 1 of 5 Pages

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              1.02. Lionhart hereby nominates, designates, elects and appoints
         Paul K. Abrahamsen as the initial Lionhart Appointee, and the Company and the Compost Stockholders hereby confirm that, on and effective as of October 30, 1998, the Board has voted to approve and confirm the election of Paul K. Abrahamsen as the initial Lionhart Appointee, who shall initially fill the above-referenced Vacancy on the Board, and who shall serve on the Board and the Finance Committee until his successor is designated, elected, qualified or otherwise appointed by Lionhart as provided and otherwise contemplated under this Agreement.

              1.03. The Company, vis-a-vis the Board, shall have the right, upon a commercially reasonable notice to Lionhart and the Lionhart Appointee, and upon at least a majority vote of the Board at a special meeting of the Board lawfully called and convened for the purpose of so removing for cause the Lionhart Appointee from the Board and the Finance Committee, to remove a Lionhart Appointee in good faith and for cause from the Board and the Finance Committee, whereupon Lionhart shall have the right and duty to promptly appoint a successor Lionhart Appointee to serve on the Board and the Finance Committee.

              1.04. Lionhart shall have the right, upon a commercially reasonable notice to the Company, the Board and the Finance Committee, to remove any Lionhart Appointee from the Board and the Finance Committee, with or without cause, whereupon Lionhart shall have the right and duty to promptly appoint a successor Lionhart Appointee to serve on the Board and the Finance Committee.

              1.05. The Company (vis-a-vis its Board) and the Compost Stockholders shall have the duty 1) to confirm, elect and otherwise appoint each Lionhart Appointee, including the initial Lionhart Appointee and all successor Lionhart Appointees, as a director of and on the Board and as a member of and on the Finance Committee, immediately upon the designation, election and appointment by Lionhart of each such Lionhart Appointee as otherwise provided under this Agreement, and 2) to confirm and remove each Lionhart Appointee, as a director from the Board and as a member of the Finance Committee, immediately upon the removal by Lionhart of any such Lionhart Appointee as otherwise provided under this Agreement.

              1.06. The Company and the Compost Stockholders are authorized to execute, deliver and be bound by this Agreement, and so long as this Agreement remains in effect, and notwithstanding any term, provision, right or authority that is set forth under the Stockholders' Agreement and/or the First Amendment, 1) neither the Company nor any of the Compost Stockholders shall take any action, or refuse to take any action, that is inconsistent with or otherwise frustrates any term of this Agreement, 2) each Compost Stockholder shall vote all of their respective shares of any securities of the Company, that are otherwise entitled to vote, to cause the election of each Lionhart Appointee to the Board, 3) the Company and the Compost Stockholders shall not cause or suffer the existence of any empowerment of any committee or group of directors to act in the place and stead of the Board and/or the Finance Committee, and 4) the Company vis-a-vis its Board shall take all actions and shall not refuse to take such actions, and the Compost Stockholders shall vote their respective shares of any securities entitled to vote and shall not refuse to vote any such securities, to ensure that the Articles of Incorporation and By-laws of the Company facilitate and do not at any time conflict with or otherwise frustrate the terms and provisions of this Agreement.

         Section 2. Term. The Term of this Agreement shall commence on October 30, 1998, and shall continue until and shall expire and terminate automatically on the earliest date ("Termination") to occur of the following events: 1) a written notice of repudiation or termination by Lionhart of this Agreement, with or without cause, which is delivered by Lionhart to the Company; 2) the payment in full and discharge by the Company, and Miami and Bedminster, of the Mortgage Note, in the principal amount of US $10,500,000.00, that was executed by the Company and delivered to Lionhart, LHI and LEP (pursuant to the terms of the CCF Agreement), on or about October 30, 1998, which is hereby incorporated by reference; or, 3) a mutual written agreement between the Company and Lionhart to terminate this Agreement. Upon Termination of this Agreement, the Lionhart Appointee shall be deemed automatically, and without further action, to have resigned immediately from the Board and the Finance Committee, and the Board shall be deemed automatically, and without further action, to have accepted and approved immediately the resignation of such Lionhart Appointee from the Board and the Finance Committee.

         Section 3. Director Indemnification. The Company hereby represents and warrants, and hereby agrees, promises and covenants that, upon the Effective Date of this Agreement, and thereafter:


                                                           Page 2 of 5 Pages

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              3.01. The Company, to the maximum extent permissible under the applicable laws of the State of New Jersey and the United States, and the Articles and By-laws of the Company, and in manner that is consistent with the written uniform policies and procedures of the Company (including, without limitation, Board resolutions) with respect to any and all directors, officers and/or other management of the Company, shall defend and indemnify each Lionhart Appointee from and against all liability relating to or arising from the performance and discharge of his or her duties as a director on Board and as a member of the Finance Committee.

              3.02. The Company shall purchase and maintain director and officer liability insurance, including any applicable excess liability insurance ("D&O Policy"), and shall include and maintain each such Lionhart Appointee as an insured under each such D&O Policy, and shall thereby (through such D&O Policy) cause each such Lionhart Appointee to be insured and otherwise indemnified from and against liability relating to or arising from the performance and discharge of his or her duties as a director on the Board and as a member of the Finance Committee, to the maximum extent permissible under the applicable laws of the State of New Jersey and the United States, and the Articles and By-laws of the Company, and in a manner that is consistent with the written uniform policies and procedures of the Company (including, without limitation, Board resolutions) with respect to the purchase and maintenance by the Company of any such D&O Policy for its directors, officers and/or management.

              3.03. Upon any reasonable or periodic request of Lionhart and/or any Lionhart Appointee, the Company shall promptly make full and frank disclosure and provide to Lionhart and each such Lionhart Appointee, 1) written copies of its Articles and By-laws, and all other written policies and procedures of the Company (including, without limitation, Board resolutions) that relate to or arise from, or otherwise regulate, the duty of the Company to indemnify any and all directors, officers and/or management of the Company, from and against (and to purchase and maintain a D&O Policy with respect to) liability relating to or arising from the performance and discharge of his or her duties as a director, officer or manager of the Company, and 2) written copies of any D&O Policy, including certificates of insurance and/or endorsements, with respect to any such D&O Insurance, thereby evidencing compliance by the Company of its duties and obligations to each such Lionhart Appointee as provided under Section 3.02 of this Agreement.

         Section 4. Miscellaneous. The Company, the Compost Stockholders and Lionhart hereby agree, promise and covenant as follows:

              4.01. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is or was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of their terms hereof, in addition to any other remedy available at law or in equity.

              4.02. Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of both the Company, the Compost Stockholders and Lionhart.

              4.03. All notices and other communications provided for herein shall be in writing and shall be delivered by hand, telecopied or sent by certified or registered mail, return receipt requested, postage prepaid, addressed in the manner set forth in Section 20.04 of the Credit Agreement (or in such other manner for a party as shall be specified in a notice given in accordance with this Section). All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery or telecopies, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

              4.04. This Agreement shall be binding upon and shall inure to the benefit of the Company, the Compost Stockholders and Lionhart, and shall inure to the benefit of each Lionhart Appointee (pursuant to which each such Lionhart Appointee shall be deemed to be a third party beneficiary with respect only to Section 3 of this Agreement).

              4.05. This Agreement sets forth the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any term or other provision of this Agreement is held invalid, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, unless the term or provision held invalid shall substantially impair the benefits of the remaining


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         portions of this Agreement and shall not limit or otherwise affect the meaning hereof. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey, except that if the Company shall hereafter become a corporation governed by the laws of another jurisdiction, the laws of that jurisdiction shall govern. This Agreement may be executed in any number of counterparts, and/or by fax, e-mail or other digital, telephonic or electronic transmission, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in their individual capacity or caused it to be duly executed by their respective authorized signatories thereunto duly authorized as of the day and year first above written.


                                       COMPOST AMERICA HOLDING COMPANY, INC.


                                       By:
                                          -----------------------------------
                                          Name:  Roger E. Tuttle
                                          Title: President


                                       LIONHART GLOBAL APPRECIATION FUND, LTD.


                                       By:
                                          -----------------------------------
                                          Name:  Terrence P. Duffy
                                          Title: Director


                                       AW COMPOST PARTNERS, L.L.C.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       WASTECO VENTURES LIMITED


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       VRH CONSTRUCTION COMPANY


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


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                                       SELECT ACQUISITIONS, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -----------------------------------
                                          John B. Fetter


                                       By:
                                          -----------------------------------
                                          Robert J. Longo


                                       By:
                                          -----------------------------------
                                          Roger E. Tuttle


                                       By:
                                          -----------------------------------
                                          Robert E. Wortmann


                                       By:
                                          -----------------------------------
                                          Victor D. Wortmann, Sr.


                                       By:
                                          -----------------------------------
                                          Alfred A. Rattie


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